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                                                                   EXHIBIT 99(J)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated August 17, 2000, relating to the financial statements and financial highlights which appear in the June 30, 2000 Annual Reports to Shareholders of Mercury HW Large Cap Value Fund, Mercury HW Mid-Cap Value Fund, Mercury HW Small Cap Value Fund, Mercury HW International Value Fund, Mercury HW Global Value Fund, Mercury HW Balanced Fund, Mercury Total Return Bond Fund, Mercury Low Duration Fund, Mercury Short-Term Investment Fund and Mercury HW Equity Fund for Insurance Companies (the Mercury HW Funds, previously known as the Equity Income Fund, the Mid-Cap Fund, the Small Cap Fund, the International Fund, the Global Equity Fund, the Balanced Fund, the Total Return Bond Fund, the Low Duration Fund, the Short-Term Investment Fund and the Equity Fund for Insurance Companies, the portfolios of the Hotchkis and Wiley Funds), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "General Information - Independent Auditors" and "Financial Highlights" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
October 2, 2000
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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form N-1A of our report dated October 2, 2000, relating to the financial statement of the Total Return Bond Master Portfolio, which appears in such Registration Statement. We also consent to the reference to us under the headings "General Information -- Independent Auditors" and "Financial Highlights" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
October 2, 2000

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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form N-1A of our report dated October 2, 2000, relating to the financial statement of the Low Duration Master Portfolio, which appears in such Registration Statement. We also consent to the reference to us under the headings "General Information -- Independent Auditors" and "Financial Highlights" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
October 2, 2000